                                                                      EXHIBIT 99


                        UNITED STATES BANKRUPTCY COURT
                         MIDDLE DISTRICT OF TENNESSEE

In re:                                                                           Case No.:     399-02649 THROUGH 399-02680
                                                                                               ------------------------------------
          SERVICE MERCHANDISE COMPANY, INC.                                      Judge:        PAINE
          ---------------------------------                                                   ------------------------------------
                                                                                 Chapter 11

Debtor(s)

MONTHLY OPERATING REPORT FOR PERIOD ENDING November 24, 2002
COMES NOW, SERVICE MERCHANDISE COMPANY, INC.

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing October 28, 2002 and ending November 24, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                 X     Monthly Reporting Questionnaire (Attachment 1)
               -------
                 X     Comparative Balance Sheets (Forms OPR-1 & OPR-2)
               -------
                N/A    Summary of Accounts Receivable (Form OPR-3)
               -------
                 X     Schedule of Postpetition Liabilities (Form OPR-4)
               -------
                 X     Statement of Income (Loss) (Form OPR-5)
               -------

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules.

Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.

Date: 12/16/02                                         DEBTOR-IN-POSSESSION
      --------

                                                        By:                 /s/ Michel E. Hogrefe
                                                                            ------------------------------------------------------
                                                        Name and Title:     MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                                            ------------------------------------------------------
                                                        Address:            7100 SERVICE MERCHANDISE DRIVE
                                                                            ------------------------------------------------------
                                                                            BRENTWOOD, TENNESSEE 37027
                                                                            ------------------------------------------------------
                                                        Telephone No:       (615) 660-3340
                                                                            ------------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 28, 2002 THROUGH NOVEMBER 24, 2002

1. PAYROLL

                                                                                       WAGES                        TAXES
     OFFICERS                                TITLE                             GROSS             NET          DUE          PAID
-----------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE       SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,    $ 27,693.91     $ 19,022.92   $ 2,049.91   $ 6,369.72
                      GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       $ 23,847.83     $ 16,586.26   $ 1,697.58   $ 5,312.63


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                   Page 2

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  OCTOBER 28, 2002 THROUGH NOVEMBER 24, 2002


2.       INSURANCE


                                                               COVERAGE         POLICY        EXPIRATION  PREMIUM     DATE COVERAGE
TYPE                           NAME OF CARRIER                  AMOUNT          NUMBER           DATE     AMOUNT       PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                       Fireman's Fund Insurance Co   $5 Million      01MXI9761300      12/31/02     $478,750     12/31/02
                               Royal Indemnity Co.           11.5Million      R2HD325112       12/31/02      $50,000     12/31/02
Boiler & Machinery             Hartford Steam Boiler         $10 Million      FBP4914359       12/31/02      $20,248     12/31/02
Transit                        Fireman's Fund Insurance Co   $1 Million      OIMXI97600751     12/31/02      $10,000     12/31/02
General Liability              Ace American Ins Co           $5 Million      XSLG2057804A      12/31/02     $250,000     12/31/02
Tenants Liability - AOS        Pacific Employers Ins. Co.    $5 Million      HDOG20578129      12/31/02    Incl. In GL   12/31/02
Tenants Liability-First Union  Pacific Employers Ins. Co.    $5 Million      HODG20578087      12/31/02    Incl. In GL   12/31/02
TN-Work Comp Assigned Rsk      Continental Casualty Co       Statutory     6S59UB878X943102    06/01/03       $3,989     06/01/03
Auto                           Pacific Employers Ins Co      $1 Million      ISAH07969661      12/31/02      $43,572     12/31/02
Umbrella                       Westchester Fire              $25 Million       CUA151233       06/30/03     $280,400     06/30/03
International                  Ace American Ins Co           $1 Million        PHF051491       12/31/02       $2,500     12/31/02
Directors & Officers           Continental Insurance Co      $10 Million       300714943       12/31/02     $514,286     12/31/02
                               Federal Insurance Co          $10 Million      81278902-A       12/31/02     $470,250     12/31/02
                               Royal Insurance Co            $10 Million       PSF000009       12/31/02     $470,250     12/31/02
Fiduciary                      National Union Fire Ins Co    $5 Million         8726812        12/31/02      $29,839     12/31/02


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.              Page 3

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 28 THOUGH NOVEMBER 24, 2002

3.       BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS

CORPORATE ACCOUNTS                                                          2,127,110

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)             12,202

OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                            14,332

INVESTMENTS
SHORT TERM INVESTMENTS                                                     92,239,717
                                                                          -----------

TOTAL CASH PER GENERAL LEDGER                                             $94,393,361
                                                                          ===========


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                   Page 4

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 28 THOUGH NOVEMBER 24, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                               ACTUAL          ACTUAL           ACTUAL           ACTUAL           TOTAL

                                       Monday  10/28/02       11/04/02         11/11/02         11/18/02         10/28/02
                                       Sunday  11/03/02       11/10/02         11/17/02         11/24/02         11/24/02
                                               --------       --------         --------         --------         --------

Receipts:
   Sales receipts/Profit Sharing                 $ --          $   --          $    --           $  --           $    --
   Miscellaneous receipts                         555             322              344             101             1,322
   Real Estate Proceeds/Settlement                 51           1,266               --              --             1,317
   Expense reiumbursements                         --              --               --              --                --
                                                 ----          ------          -------           -----           -------
Total available collections                       606           1,588              344             101             2,639


Disbursements:
   All disbursements                              601           1,539            1,258             402             3,800
                                                 ----          ------          -------           -----           -------
Total disbursements                               601           1,539            1,258             402             3,800
                                                 ----          ------          -------           -----           -------

Net receipts/(disbursements)                     $  5          $   49          $  (914)          $(301)          $(1,161)
                                                 ====          ======          =======           =====           =======


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                   Page 5

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 28 THOUGH NOVEMBER 24, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)


                                         Actual
                                        11/24/02
                                        --------

Ending total revolver balance            $   --
Term loan                                    --
Standby letters of credit                 4,805
Trade letters of credit                      --
                                         ------
Total extensions of credit                4,805

Borrowing base                               --
                                         ------

Availability                             $   --
                                         ======


(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                   Page 6

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  October 28, 2002 THROUGH November 24, 2002

4.       PAYMENTS TO PROFESSIONALS OCTOBER 28, 2002 THROUGH NOVEMBER 24, 2002


Vendor #                Vendor Name                                Check Amt.      Check Date         Check #
--------                -----------                                ----------      ----------         -------

 67017        Barkley and Thompson                                 $   621.31        10/31/02        70001935
 57117        Deloitte and Touche                                  $20,000.00        11/05/02        70001964
 95913        Locke, Reynolds, Boyd and Weisell                    $   324.99        11/06/02        70001970
 95384        Deloitte and Touche                                  $ 4,774.87        11/07/02        70002005
 99329        Aegis Group                                          $ 2,874.71        11/07/02        70002006
 57117        Deloitte and Touche                                  $37,800.00        11/08/02        70002010
 99391        Otterbourg, Steindler, Houston & Rosen, PC           $20,379.37        11/08/02         0027463
 99454        Harwell, Howard, Hyne, Gabbert and Manner, PC        $ 4,557.67        11/08/02         0027464
103439        Ernst and Young, LLP                                 $16,328.00        11/08/02         0027466
 98378        Skadden, Arps Meagher and Flom                       $95,938.00        11/08/02         0027468
 71217        Bass, Berry and Sims                                 $74,747.88        11/08/02         0027469
 84740        Taft, Stettinius and Hollister                       $   881.06        11/11/02        70002012
 48779        Loss, Pavone and Orel                                $   825.00        11/12/02        70002015
 95384        Deloitte and Touche                                  $ 1,619.34        11/15/02        70002041
 99454        Harwell, Howard, Hyne, Gabbert and Manner, PC        $ 6,699.23        11/15/02         0027472


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                   Page 7

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)

                                                                                   November 24,
                                                                                       2002
                                                                                   ------------
ASSETS
Current Assets:
     Cash and cash equivalents                                                       $  94,393
     Accounts receivable                                                                 6,113
     Inventories                                                                             0
     Prepaid Expenses                                                                      100
                                                                                     ---------

     TOTAL CURRENT ASSETS                                                              100,606
                                                                                     ---------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                                      36,924
     Capitalized leases, net of accumulated amortization                                    --
                                                                                     ---------

                     TOTAL PROPERTY AND EQUIPMENT                                       36,924
                                                                                     ---------


     Other assets and deferred charges                                                  15,762
                                                                                     ---------

     TOTAL ASSETS                                                                    $ 153,292
                                                                                     =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:

     Notes payable to banks                                                          $      --
     Accounts payable                                                                   11,763
     Accrued expenses                                                                   31,069
     State & Local tax                                                                     365
     Current maturities capitalized leases                                                  --
                                                                                     ---------


     TOTAL CURRENT LIABILITIES                                                          43,197
                                                                                     ---------


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                   Page 8

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)



Long-Term Liabilities:
     Long-term debt                                                                         --
     Capitalized lease obligations                                                          --
Liabilities Subject To Compromise:
     Accrued restructuring costs                                                        42,067
     Capitalized lease obligations                                                          --
     Long-term debt                                                                    314,562
     Accounts payable                                                                  219,784
     Accrued expenses                                                                  108,785
                                                                                     ---------
     Total Liabilities Subject To Compromise                                           685,198

     TOTAL LIABILITIES                                                                 728,395
                                                                                     ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY

     Common stock                                                                       49,936
     Additional paid-in-capital                                                          5,881
     Deferred compensation                                                                  --
     Accumulated other comprehensive loss                                                   --
     Retained (deficit) earnings                                                      (630,920)
                                                                                     ---------
                 TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                                 (575,103)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                            $ 153,292
                                                                                     =========


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                   Page 9

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  October 28, 2002 THROUGH November 24, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: NOVEMBER 24, 2002
FORM OPR-3  NOT APPLICABLE


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                  Page 10

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: October 28, 2002 THROUGH November 24, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  11/24/2002
FORM OPR-4


                                                        Total
                                                       ------
Trade Accounts Payable (Merchandise)                   $11,763


                                                        Total
                                                       ------
Expense & other payables                               $31,069


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                  Page 11

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: OCTOBER 28, 2002 THROUGH NOVEMBER 24, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)


                                                         Date        Date       Total
      TAXES PAYABLE                                    Incurred      Due         Due
      -------------                                    --------     -------     ------

Federal income tax                              **     Various      Various         --

State income tax                                       Various      Various     $ (188)
                                                                                ------

                                    SUBTOTAL                                    $ (188)
                                                                                ------


Sales/use tax                       SUBTOTAL     *      Various      Various    $  565
                                                                                ------


Personal property tax                            *      Various      Various    $   90

Real estate taxes                                *      Various      Various    $5,109

Inventory taxes                                  *      Various      Various        --

Gross receipts/bus licenses                      *      Various      Various    $    4

Franchise taxes                                  *      Various      Various    $  611
                                                                                ------

                                    SUBTOTAL                                    $5,814
                                                                                ------
TOTAL TAXES PAYABLE                                                             $6,191
                                                                                ======

*        liability included in accrued expenses on OPR-2
**       tax reserve


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                  Page 12

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: OCTOBER 28 THOUGH NOVEMBER 24, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)


                                                           DATE                                   TOTAL DUE
                                                         INCURRED             DATE DUE        (11/24/02 BALANCE)
                                                         --------             --------        ------------------

POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00                NA                 $   --
         Facility standby letters of credit              04/14/00                NA                  4,805
         Facility trade letters of credit                04/14/00                NA                     --
         Term loans                                      04/14/00                NA                     --
                                                                                                    ------
TOTAL EXTENSIONS OF CREDIT                                                                          $4,805
                                                                                                    ======


ACCRUED INTEREST PAYABLE                                                                            $   --
                                                                                                    ======


As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                  Page 13

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)


                                                                                       ACTIVITY
                                                                                   OCTOBER 28,2002
                                                                                        THROUGH
                                                                                   NOVEMBER 24, 2002
                                                                                   -----------------
Net Sales                                                                                $    --


Costs of merchandise sold and buying and occupancy expense                                   351
                                                                                         -------

Gross margin after cost of merchandise sold and buying and occupancy expenses               (351)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                  225
     Net Advertising                                                                          --
     Banking and Other Fees                                                                 (128)
     Real Estate and Other Taxes                                                              (1)
     Supplies                                                                                  1
     Communication and Equipment                                                              17
     Travel                                                                                    3
     UCC and Other Services                                                                   --
     Legal and Professional                                                                   45
     Sales and Shipping                                                                       --
     Insurance                                                                                --
     Miscellaneous                                                                          (598)
     Credit Card Services                                                                     --
                                                                                         -------
Total Selling, General and Administrative Expenses                                          (436)

Other expense/(income), net                                                                   --

Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                  Page 14

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                (IN THOUSANDS)

Restructuring charge (credit)                                                                 --

Depreciation and amortization                                                                 --
                                                                                         -------

Earnings (loss) before interest, reorganization items, and income tax                         85

Interest expense - debt                                                                       --
Interest expense - capitalized leases                                                         --
                                                                                         -------

Earnings (loss) before reorganization items, and income tax                                   85

Reorganization Items:

     Legal and Professional                                                                  365
     (Gain) on Disposal of Assets                                                             --
     Miscellaneous                                                                           539
     Close Store Charges                                                                   2,489
                                                                                         -------
     Total Reorganization Items                                                            3,393

Earnings (loss) before income tax                                                         (3,308)
     Income tax benefit                                                                       --
     Cumulative Effect of Change in Accounting Principles                                     --
                                                                                         -------

Net earnings (loss)                                                                      $(3,308)
                                                                                         =======


Note: The disclosure on page 1 is an integral part of
these consolidated financial statements and schedules.                  Page 15